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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2003

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-07699 (Commission File Number)	95-1948322 (IRS Employer Identification Number)
3125 Myers Street, Riverside, California 92503-5527 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (909) 351-3500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits.

        (c) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Title
99.1	Press release of Fleetwood Enterprises, Inc. dated July 23, 2003.
99.2	Supplemental Information (unaudited) prepared for use in connection with the financial results for the fourth quarter and fiscal year ended April 27, 2003.

Item 9. Regulation FD Disclosure.

        The information contained in this Item 9 is being furnished pursuant to said Item 9 and also under Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

        On July 23, 2003, Fleetwood Enterprises, Inc. (the "Company") issued a news release reporting its financial results for its fourth fiscal quarter and fiscal year ended April 27, 2003. A copy of the news release is attached to this Current Report as Exhibit 99.1.

        On July 23, 2003, the Company will hold an investor conference call to disclose financial results for the fourth quarter and fiscal year ended April 27, 2003. The Supplemental Information (unaudited) for this conference call is attached and incorporated by reference herein as Exhibit 99.2. All information in the Supplemental Information package is presented as of the date or for the period specified therein, and the Company does not assume any obligation to correct or update said information in the future.

        The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.
Date: July 23, 2003	By:	/s/ JAMES F. SMITH James F. Smith Vice President—Controller

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SIGNATURE